THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH NOTE WHICH OTHER COUNSEL IS SATISFACTORY TO THE COMPANY THAT SUCH NOTE AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

SENIOR SECURED NOTE

$600,000.00	New York, New York
February 28, 2006

FOR VALUE RECEIVED, the undersigned (sometimes referred to herein as the “Company”), a Delaware corporation having an address at Biblioteksgatan 11, S111 46 Stockholm, Sweden, hereby promises to pay to the order of Hirshcel Berkowitz, a US citizen, or assigns (“Lender”), c/o AIGH Investment Partners, LLC, 6006 Berkeley Ave., Baltimore, MD 21209 or such other place as the Lender may from time to time designate to the undersigned in writing, on August 28, 2007 subject to the conversion rights set forth herein, or such earlier date as required hereunder, the sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) at a rate per annum equal to four percent (4%). In no event, however, shall interest hereunder be in excess of the maximum interest rate permitted by law.

The obligations of the undersigned are secured in accordance with the terms of (i) a Pledge and Security Agreement (as amended, restated, modified and supplemented from time to time, the “Stockholder Pledge Agreement”) between certain stockholders of the Company and Lender, dated February 28, 2006, by the pledge of certain Collateral, as defined in such Stockholder Pledge Agreement and (ii) a Security Agreement (as amended, restated, modified and supplemented from time to time, the “Security Agreement”) between the Company and Lender, dated February 28, 2006, by the pledge of certain Collateral, as defined in such Security Agreement This Note is one of the Senior Secured Notes issued pursuant to a certain Note Purchase Agreement dated the date hereof between the Company and each Lender (the “Note Purchase Agreement”) in connection with a financing of the undersigned up to an aggregate principal amount of FIVE MILLION AND FIVE HUNDRED THOUSAND DOLLARS ($5,500,000).

A.	Prepayment; Conversion:

1.
This Note may be prepaid without premium or penalty, in whole or in part, on 20 days notice; provided that the Lender shall have the opportunity, prior to such prepayment, to convert this Note into common stock of the Company at a price based on the pre money valuation set forth in Section A.2 below.

2.
In the event the undersigned completes a registered public offering with gross proceeds in excess of $5,500,000 on or before August 28, 2007, this Note, including without limitation all accrued interest (unless paid in cash by the undersigned) and other obligations under this Note, shall automatically convert without any action of the holder into the securities offered in such financing at a price per security equal to the price paid by public investors based on the pre-money valuation of the fully-diluted equity of the undersigned, including for this purpose as equity all debt held by stockholders or their affiliates, of FIFTEEN MILLION AND FIVE HUNDRED THOUSAND DOLLARS ($15,500,000) (determined based on the Capitalization Table attached as an exhibit to the Note Purchase Agreement); and provided further the undersigned has not suffered any material adverse change since the date hereof.

3.
In the event the undersigned fails to complete a registered public offering with gross proceeds in excess of $5,500,000 by August 28, 2007 due to circumstances beyond the undersigned’s control, this Note, including without limitation all accrued interest and other obligations under this Note, shall be converted into common stock of the undersigned at a price per share equal to the fair market value of such shares as determined by negotiations between the undersigned and the holder of the Note and in the aggregate amount of all such obligations, subject to compliance with applicable securities law; provided that (i) the pre-money valuation of the fully-diluted equity of the undersigned in the event and at the time of such conversion, including for this purpose as equity all debt held by stockholders or their affiliates, does not exceed US $15,500,000, (ii) the undersigned has not suffered any material adverse changes since the date hereof and (iii) the Lender and the undersigned enter into an investor rights agreement which provides the Lender with demand and piggyback registration rights, preemptive rights, tagalong rights with principal stockholders of the undersigned, rights to Company information and a bar on issuance of toxic preferreds or other death spiral convertible securities. During the term of the Bridge Notes, the undersigned shall not issue any equity securities or securities convertible into, exercisable to purchase or exchangeable for equity securities without offering to holders of Bridge Notes rights to purchase up to a percentage (the “Percentage”) of such issue equal to the ratio of (A) the aggregate principal amounts of notes of similar tenor to this Note then outstanding divided by (B) the sum of $15,500,000 and such aggregate principal amounts, and shall not permit Neonode AB to issue any such securities or incur any indebtedness other than reasonable accounts payable and indebtedness from affiliates.

B. Default; Remedy. If any one or more of the following events of default (each, an “Event of Default”) shall occur, that is to say:

1. default shall be made in the payment of any principal or interest of this Note when the same shall become due and payable, whether at maturity, by acceleration, by notice of intention to prepay or otherwise;

2. [intentionally omitted;]

3. the undersigned shall become unable to pay its debts as they mature, seek to auction all or a substantial portion of its assets, make a general assignment for the benefit of creditors, commence or cause to be commenced a meeting of his creditors or take advantage of any of the insolvency laws, or a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under the Federal Bankruptcy Code (i) is filed against the undersigned, or (ii) is filed by the undersigned, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of the undersigned’s assets or affairs, or an order for relief in a case commenced under the Federal Bankruptcy Code is entered;

4. any judgment or judgments against the undersigned or its property for any amount remains unpaid, undischarged, unsatisfied, unbonded or undismissed for a period of ten (10) days, or a levy, sequestration or attachment against the undersigned or his property for any amount remains unpaid, undischarged, unstayed, unsatisfied or undismissed for a period of ten (10) days;

5. any guaranty of the obligations of the undersigned to Lender is terminated or breached, or if any guarantor of the obligations of the undersigned to the Lender attempts to terminate, challenge the validity of, or its liability under, any such guaranty or similar agreement, or the undersigned terminates any guaranty which he has given to Lender to secure the indebtedness of any third party; or

6. any event of default shall occur under any agreement between Lender and the undersigned, including without limitation the Security Agreement, Stockholder Pledge Agreement or any guaranty related thereto, which is not cured within any applicable grace period, then this Note (x)(i) upon the occurrence of an Event of Default pursuant to subsection 3 of this Section (B) shall immediately become due and payable, without notice; and (ii) upon the occurrence of any other Event of Default, shall become due and payable, upon delivery of written notice of such Event of Default by Lender to the undersigned, in each case together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof; and (y) shall bear interest at a rate of interest per annum equal to fifteen percent (15%). To the extent permitted by applicable law interest shall accrue with respect to interest that is due and not paid. In the event the Lender takes action under the Security Agreement or Stockholder Pledge Agreement, the Lenders shall proceed first under the Security Agreement and thereafter only if the Company’s obligations to the Lender are not satisfied, under the Stockholder Pledge Agreement.

C. Governing Law. This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State. Any judicial proceeding by the undersigned against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note, shall be brought only in federal or state court located in the City of New York, State of New York. Any judicial proceeding brought against the undersigned with respect to this Note may be brought in any court of competent jurisdiction in the City of New York, State of New York, United States of America, and, by execution and delivery of this Note, the undersigned accepts, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note or any related agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against the undersigned in the courts of any other jurisdiction. The undersigned waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

D. Waiver of Jury Trial. THE UNDERSIGNED EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

E. Notices. All notices required hereunder shall be given in the manner set forth in the Note Purchase Agreement.

F. Transfer to Comply with the Securities Act of 1933.

1. The holder of this Note, each transferee hereof and any holder and transferee of any shares issued upon conversion hereof other than in a registered public offering, by his acceptance thereof, agrees that (i) no public distribution of notes or such shares will be made in violation of the Act, and (ii) during such period as the delivery of a prospectus with respect to such shares may be required by the Act, no public distribution of such shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with applicable state securities laws. The holder of this note and each transferee hereof further agrees that if any distribution of any shares issued upon conversion hereof other than in a registered public offering is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the undersigned of an opinion of counsel, reasonably satisfactory in form and substance to the undersigned’s counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of this note that any transferee thereof be bound by all of the terms and conditions contained in this Note.

3. Each certificate for shares issued upon conversion hereof shall bear a legend relating to the non-registered status of such shares under the Act, unless at the time of conversion of this note such shares are subject to a currently effective registration statement under the Act.

G. Certain Representations and Covenants.

1. No information provide by the undersigned to the Lender contains or will on the Closing Date contain any untrue statement of a material fact or omits or will on the Closing Date omit to state any material fact necessary to make the statements contained herein or therein not misleading. During the term of this Note, the Company shall provide the Lender upon its request with any and all information about the Company reasonably deemed necessary for the Lender to evaluate this Note or a possible conversion thereof.

2. While this Note is outstanding, the Company (a) shall not issue (i) any equity securities or securities convertible into, exercisable to purchase or exchangeable for equity securities without offering to the Lender and all other holders of notes of similar tenor rights to purchase an aggregate of up to the Percentage of such issue or (ii) any toxic convertibles or death spiral preferreds, and (b) shall not permit its 100% owned subsidiary Neonode AB, a Swedish corporation, to issue any such securities or incur any indebtedness other than reasonable accounts payable and indebtedness from affiliates.

3. The Company shall keep reserved for issuance a sufficient number of authorized but unissued shares of Common Stock (or other securities into which the Notes are convertible) so that the Notes may be converted or exercised to purchase Common Stock (or such other securities) at any time.

4. If any event occurs as to which the provisions of this Note are strictly applicable and the application thereof would not fairly protect the rights of the Lenders in accordance with the essential intent and principles of such provisions, including but not limited to protection from dilution, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as the Board of Directors, in good faith, determines to be reasonably necessary to protect such rights as aforesaid.

H. The undersigned expressly waives any presentment, demand, protest, notice of protest, or notice of any kind.

NEONODE, INC.

By:________________________________
_________________, Authorized Signatory